                                                                    EXHIBIT 4.4

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
----------------------            COMMON                                                                 CERTIFICATE FOR
                                   STOCK                                                                  NOT MORE THAN
    ------------                                                  [GRAPHIC]                               100,000 SHARES
       NUMBER                     PAR VALUE
                             $3.33 1/3 PER SHARE                                                          ---------------
     FBU                                                                                                      SHARES
    ------------
                                                                                                          ---------------

                       THIS CERTIFICATE IS TRANSFERABLE                                                   CUSIP 072612 60 9
                           IN NEW YORK OR IN BOSTON                                             SEE REVERSE FOR CERTAIN DEFINITIONS


  [GRAPHIC BOX]                                             BAY STATE GAS COMPANY
                                       ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
                       ------------------------------------------------------------------------------------------------------------
                       This certifies that





                       is the registered holder of
                       ------------------------------------------------------------------------------------------------------------
                                              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                             Bay State Gas Company, transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of The Commonwealth of Massachusetts and to the
                             Articles of Organization and By-Laws of the Company, and amendments to each. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Company.
                                     Witness the corporate seal of the Company and the signatures of its duly authorized officers.


                       DATED:

 [BAY STATE            COUNTERSIGNED AND REGISTERED:
 GAS COMPANY                  THE FIRST NATIONAL BANK OF BOSTON
 1974 SEAL]                                           TRANSFER AGENT
                       BY:                            AND REGISTRAR,
                                                                                       /s/ Thomas W. Sherman    /s/ Joel L. Singer
AMERICAN BANK NOTE
     COMPANY                                    AUTHORIZED SIGNATURE.                  TREASURER                PRESIDENT
----------------------


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

                            BAY STATE GAS COMPANY

     THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST ADDRESSED TO THE CLERK OF THE COMPANY, A STATEMENT OF THE PREFERENCES AND VOTING POWERS AND RESTRICTIONS OR QUALIFICATIONS RELATING TO ALL CLASSES OF THE COMPANY'S CAPITAL STOCK.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -      Custodian
TEN ENT - as tenants by the entireties                     -----         -----
JT  TEN - as joint tenants with right                      (Cust)       (Minor)
          of survivorship and not as              under Uniform Gifts to Minors
          tenants in common                       Act
                                                     ------------------------
                                                              (State)
        Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
------------------------------

------------------------------_________________________________________________

_______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                  ASSIGNEE.

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_____________________________________________

_______________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

    DATED THIS _____________ DAY OF __________ 19 __.


                                    ___________________________________________

IN PRESENCE OF

___________________________________


Signature(s) Guaranteed: ___________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                         AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                         STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                         AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                         APPROVED SIGNATURE GUARANTEE MEDALLION
                         PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Bay State Gas Company and The First National Bank of Boston, dated as of November 15, 1989 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Bay State Gas Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Bay State Gas Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.